UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2026

FIRST NORTHERN COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Its Charter)

000-30707
(Commission File Number)

California	68-0450397
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

195 N FIRST STREET
DIXON, California 95620
(Address of principal executive offices, including zip code)

(707) 678-3041
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
FNRN	FNRN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2026, the Board of Directors (the “Board”) of First Northern Community Bancorp, a California corporation (the “Company,” “we” or “us”), approved an amendment to the Amended and Restated Bylaws of the Company (the “Bylaws”), effective January 22, 2026, pertaining to the qualification of directors who serve on the Board of Directors of the Corporation.  This amendment revised Section 22 of the Bylaws to permit an exception for a director of the Company to serve as a director, officer, employee, agent, nominee, or attorney of a finance company, if approved by the affirmative vote of at least two-thirds (2/3’s) of the members of the Board of Directors of the Company.
The foregoing is a summary of the amendment to the Bylaws, and does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Bylaws, as so amended, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of First Northern Community Bancorp, as amended January 22, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2026

FIRST NORTHERN COMMUNITY BANCORP

By:	/s/Jeremiah Z. Smith
Jeremiah Z. Smith
President/Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Bylaws of First Northern Community Bancorp, as amended January 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)